UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2009

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 588-7711

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other.

On May 15, 2009, SunTrust Banks, Inc. (the “Registrant” or “SunTrust”) announced an outline of its capital plan to ultimately be delivered to the Federal Reserve in response to its Supervisory Capital Assessment Program no later than June 9, 2009. SunTrust also announced that it intends to commence an “at the market” offering of its common stock today, and has filed a registration statement (including a prospectus) with the SEC for the offering. A copy of the News Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. All information in the news release speaks as of the date thereof and the Registrant does not assume any obligation to update said information in the future.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	News release dated May 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date: May 15, 2009.	By:	/s/ David A. Wisniewski
David A. Wisniewski,
Associate General Counsel and Group Vice President